EXHIBIT 99.1

Investor Relations Contact:
Mr. Andrew Haag, Managing Partner
IRTH Communications, LLC
Tel: +1-866-976-IRTH (4784)
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Website: www.irthcommunications.com

Worldwide Energy & Manufacturing USA, Inc. Announces Changes to Board

SOUTH SAN FRANCISCO, Calif., June 9, 2011 – Worldwide Energy & Manufacturing USA, Inc. (Pinksheets: WEMU - News) ("Worldwide" or the "Company"), a supplier of photovoltaic (PV) solar modules under the ‘Amerisolar’ brand, today announced that on June 3, 2011, shareholders holding the majority of outstanding common shares removed Mindy Wang, Dora Dong, Lauren Byrne, Jeff Watson and Michael Steingrebe as directors from the Company’s Board of Directors.  Ms. Byrne resigned from her position as director previously on May 31, 2011 and Jennifer Maliar resigned from her position as a director on June 6, 2011.  Mr. Steingrebe, Ms. Dong and Ms. Maliar also served as members of the Company’s Audit Committee.

Worldwide also announced that shareholders holding the majority of outstanding shares on June 3, 2011, appointed Aaron Switz, Michael O’Connor, Jr. and Todd Altman to fill the vacancies on the Company’s Board.

Mr. Switz has served as Senior Portfolio Manager and Partner at Pentwater Capital Management in Chicago since October 2008 and was employed by Deephaven Capital Management as a Portfolio Manager from 1998 to 2008.  He holds a Bachelor of Science in Business Administration from the University of Arizona.

Mr. O'Connor has worked at Pentwater Capital Management since June 2007, first as an Assistant Portfolio Manager and now as a Portfolio Manager. Immediately before working at Pentwater, he worked at the International Justice Mission, starting in June 2004. He graduated from Harvard Law School in 1994. Although not currently a lawyer, he worked in the 1990s as a trial attorney for the United States Department of Justice and as an Associate Counsel to the President of the United States

Mr. Altman is currently the Western Region Sales Manager for Eurotech Inc., a computer hardware manufacturer. Previously, he worked at Intel for 11 years.  Mr. Altman holds a Bachelor of Science degree in Business Administration from the University of Arizona.

About Worldwide Energy & Manufacturing USA, Inc.

Worldwide Energy & Manufacturing USA, Inc., headquartered in South San Francisco, California with manufacturing facilities in China, is a manufacturer of photovoltaic (PV) solar modules under the ‘Amerisolar’ brand. Founded in 1993, the Company sells its products primarily to clients in Europe, North America and Asia. The Company also operates several subsidiaries in the People’s Republic of China (PRC) that provide mechanical, electronic and fiber optic products manufacturing.  For more information about Worldwide Energy & Manufacturing USA, please visit its website at http://www.wwmusa.com.

Safe Harbor Statement

The information contained herein includes forward-looking statements. These statements relate to future events or to our future anticipated financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "plan," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology. Such statements typically involve risks and uncertainties and may include financial projections or information regarding the progress of new product development and market conditions. Actual results could differ materially from the expectations reflected in such forward-looking statements as a result of a variety of factors, including the risks associated with the effect of changing economic conditions in The People's Republic of China. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We do not intend to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.